Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of e.Digital Corporation (the "Company"), that, to his or her knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2011, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 10, 2011

/s/ ALFRED H. FALK
Alfred H. Falk,
President and Chief Executive Officer
(Principal Executive Officer)

Date: November 10, 2011

/s/ MARDEE HARING-LAYTON
MarDee Haring-Layton
Principal Accounting Officer
(Principal Financial Officer)